UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 7, 2005
(Date of earliest event reported)

USF CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-19791 (Commission File No.)	36-3790696 (IRS Employer Identification Number)

8550 West Bryn Mawr Avenue, Suite 700, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

(773) 824-1000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
News Release

Item 2.02. Results of Operations and Financial Condition

On April 7, 2005, USF Corporation (the “Company”) announced that it expected non-GAAP (generally accepted accounting principles) diluted earnings per share, excluding significant items, for the first quarter of 2005 to be in the range of $0.12 to $0.16. The Company issued a press release, the text of which is being furnished as Exhibit 99.1 to this Report on Form 8-K (“Current Report”) and is incorporated herein by reference.

Non-GAAP earnings per diluted share, excluding significant items, exclude certain items that the Company does not expect to occur in the ordinary course of business, or are unrelated to the ongoing operation of the business. The most directly comparable financial measure calculated and presented in accordance with GAAP to the diluted earnings per share, excluding significant items, is earnings per share on a basis that includes such significant items. The significant items referenced above are: (1) operating losses and a loss associated with the sale of USF Processors, Inc., and (2) operating losses and shutdown costs associated with USF Red Star. USF expects the loss associated with the sale of USF Processors to be ($0.19) on a diluted per share basis. Operating losses and shutdown costs associated with USF Red Star are not currently determinable, but USF expects such amounts, in the aggregate, not to exceed ($0.13) on a diluted per share basis. If the operating losses and the loss from the sale of USF Processors were ($0.19) and the losses and costs associated with the shutdown of USF Red Star were ($0.13), each on a diluted per share basis, then the Company’s estimated diluted earnings per share for the first quarter of 2005, including such significant items, would have been in the range of ($0.16) to ($0.20).

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report, including the exhibit, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is furnished as part of this Current Report:

Exhibit No.	Description
99.1	News Release, dated April 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

USF CORPORATION
By:	/s/ Richard C. Pagano
Richard C. Pagano
Senior Vice President, General Counsel & Secretary

Date: April 13, 2005